EXHIBIT 99.2

EXHIBIT 99.2

EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—159.2% of Net Assets (1), (2)
First Lien Secured Debt—100.5% of Net Assets
Ad.net Acquisition, LLC (Revolver) (7)	05/06/2026	Media	—	—	444	$—	$(3)
Altamira Technologies, LLC (Revolver)	07/24/2025	Aerospace and Defense	11.67%	3M L+800	50	50	48
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	Aerospace and Defense	—	—	138	—	(5)
American Insulated Glass, LLC	12/21/2023	Building Materials	7.79%	3M L+550	3,329	3,310	3,329
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7)	05/23/2024	Media	—	—	1,612	—	—
Any Hour Services	07/21/2027	Personal, Food and Miscellaneous Services	8.15%	3M L+525	4,120	4,086	4,038
Any Hour Services (Revolver) (7)	07/21/2027	Personal, Food and Miscellaneous Services	—	—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Personal, Food and Miscellaneous Services	7.60%	1M L+550	1,331	1,331	1,324
Apex Service Partners, LLC Term Loan C	07/31/2025	Personal, Food and Miscellaneous Services	9.08%	1M L+550	1,893	1,873	1,883
Apex Service Partners, LLC (Revolver)	07/31/2025	Personal, Food and Miscellaneous Services	6.72%	3M L+525	62	62	62
Apex Service Partners, LLC (Revolver) (7)	07/31/2025	Personal, Food and Miscellaneous Services	—	—	870	—	(4)
Applied Technical Services, LLC	12/29/2026	Environmental Services	7.59%	3M L+575	1,402	1,388	1,367
Applied Technical Services, LLC (7)	04/21/2023	Environmental Services	—	—	1,595	—	(22)
Applied Technical Services, LLC (Revolver)	12/29/2026	Environmental Services	10.25%	3M P+475	200	200	195
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Environmental Services	—	—	800	—	(20)
Arcfield Acquisition Corp. (Revolver) (7)	03/07/2028	Aerospace and Defense	—	—	2,263	—	(45)
Berwick Industrial Park	04/28/2023	Buildings and Real Estate	11.00%	—	4,000	3,953	3,934
Beta Plus Technologies, Inc.	07/01/2029	Business Services	7.56%	SOFR+525	5,000	4,904	4,900
Blackhawk Industrial Distribution, Inc.	09/17/2024	Distribution	8.69%	3M L+500	1,175	1,160	1,149
Blackhawk Industrial Distribution, Inc.(7)	09/17/2024	Distribution	—	—	4,043	—	(51)
Blackhawk Industrial Distribution, Inc. (Revolver)	09/17/2024	Distribution	8.69%	3M L+500	686	686	667
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2024	Distribution	—	—	2,746	—	(77)
Broder Bros., Co.	12/02/2022	Consumer Products	7.39%	3M L+600	10,096	10,096	10,096
Cartessa Aesthetics, LLC	05/13/2028	Distribution	9.55%	1M L+600	39,401	38,644	38,810
Cartessa Aesthetics, LLC - (Revolver)	05/13/2028	Distribution	9.55%	1M L+600	1,265	1,265	1,246
Cartessa Aesthetics, LLC - (Revolver) (7)	05/13/2028	Distribution	—	—	2,297	—	(34)
CF512, Inc.	08/20/2026	Media	9.30%	3M L+600	6,720	6,630	6,619
CF512, Inc.(Revolver) (7)	08/20/2026	Media	—	—	909	—	(14)
Compex Legal Services, Inc.	02/09/2026	Business Services	7.48%	3M L+525	853	843	853
Compex Legal Services, Inc. (Revolver)	02/07/2025	Business Services	8.92%	3M L+525	361	361	361
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Business Services	—	—	295	—	—
Connatix Buyer, Inc. (7)	01/13/2023	Media	—	—	3,158	—	(47)
Connatix Buyer, Inc. (Revolver) (7)	07/13/2027	Media	—	—	1,859	—	(46)
Crane 1 Services, Inc.	08/16/2027	Personal, Food and Miscellaneous Services	8.40%	3M L+575	2,606	2,577	2,580
Crane 1 Services, Inc. (Revolver)	08/16/2027	Personal, Food and Miscellaneous Services	8.87%	1M L+575	194	194	192
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Personal, Food and Miscellaneous Services	—	—	97	—	(1)
DermaRite Industries LLC	06/30/2023	Manufacturing / Basic Industries	10.67%	1M L+700	8,755	8,734	7,030
Dr. Squatch, LLC	08/31/2027	Personal and Non-Durable Consumer Products	9.17%	3M L+600	12,930	12,742	12,736
Dr. Squatch, LLC (7)	08/27/2026	Personal and Non-Durable Consumer Products	—	—	2,000	—	(10)
Dr. Squatch, LLC (Revolver)	08/31/2027	Personal and Non-Durable Consumer Products	8.95%	1M L+600	775	775	764
Dr. Squatch, LLC (Revolver) (7)	08/31/2027	Personal and Non-Durable Consumer Products	—	—	1,551	—	(23)
DRS Holdings III, Inc. (Revolver) (7)	11/03/2025	Consumer Products	—	—	1,783	—	(57)
ECL Entertainment, LLC	05/01/2028	Hotels, Motels, Inns and Gaming	10.62%	1M L+750	19,156	19,019	18,869
ECM Industries, LLC (Revolver)	12/23/2025	Electronics	7.93%	3M L+475	291	291	277
ECM Industries, LLC (Revolver) (7)	12/23/2025	Electronics	—	—	226	—	(11)
Exigo Intermediate II, LLC	03/15/2027	Business Services	8.87%	3M L+575	24,875	24,532	24,315
Exigo Intermediate II, LLC (7)	03/15/2024	Business Services	—	—	7,424	—	(111)
Exigo Intermediate II, LLC (Revolver)	03/15/2027	Business Services	8.87%	3M L+575	371	371	363
Exigo Intermediate II, LLC (Revolver) (7)	03/15/2027	Business Services	—	—	1,485	—	(33)
Fairbanks Morse Defense	06/17/2028	Aerospace and Defense	7.00%	3M L+475	738	735	682
Gantech Acquisition Corp.	05/14/2026	Business Services	9.37%	1M L+625	16,809	16,548	16,305
Gantech Acquisition Corp. (Revolver)	05/14/2026	Business Services	9.37%	1M L+625	132	133	129
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	Business Services	—	—	1,858	—	(56)
Graffiti Buyer, Inc. (7)	08/10/2023	Distribution	—	—	892	—	(20)
Graffiti Buyer, Inc. (Revolver)	08/10/2027	Distribution	9.16%	3M L+575	372	372	357
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Distribution	—	—	397	—	(16)
Hancock Roofing and Construction L.L.C. (7)	12/31/2022	Insurance	—	—	400	—	(6)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	7.82%	1M L+500	270	270	266
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	—	—	480	—	(7)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	10.17%	3M L+600	1,918	1,883	1,879
Holdco Sands Intermediate, LLC (Revolver) (7)	11/23/2027	Aerospace and Defense	—	—	3,941	—	(79)
HV Watterson Holdings, LLC	12/17/2026	Business Services	9.67%	1M L+600	281	279	271
HV Watterson Holdings, LLC (7)	12/17/2026	Business Services	—	—	2,219	—	(61)
HV Watterson Holdings, LLC - (Revolver)	12/17/2026	Business Services	9.63%	3M L+600	200	200	193
HV Watterson Holdings, LLC - (Revolver)(7)	12/17/2026	Business Services	—	—	1,050	—	(37)
HW Holdco, LLC	12/10/2024	Media	6.00%	3M L+500	10,188	10,077	10,061
HW Holdco, LLC (7)	12/10/2024	Media	—	—	3,049	—	(8)
HW Holdco, LLC (Revolver) (7)	12/10/2024	Media	—	—	3,387	—	(42)
Icon Partners III, LP	05/11/2028	Auto Sector	7.55%	3M L+475	995	834	727
IDC Infusion Services, Inc.	12/30/2026	Healthcare, Education and Childcare	10.70%	3M L+600	3,685	3,576	3,574
IDC Infusion Services, Inc. (Revolver) (7)	12/30/2026	Healthcare, Education and Childcare	—	—	4,167	—	(187)
IG Investments Holdings, LLC (Revolver) (7)	09/22/2027	Business Services	—	—	477	—	(5)
Imagine Acquisitionco, LLC (7)	11/15/2027	Business Services	—	—	2,341	—	(35)
Imagine Acquisitionco, LLC (Revolver) (7)	11/15/2027	Business Services	—	—	1,685	—	(42)
Inception Fertility Ventures, LLC	12/07/2023	Healthcare, Education and Childcare	10.18%	3M L+715	20,506	20,239	20,301

EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Infolinks Media Buyco, LLC (7)	11/01/2023	Media	—	—	2,372	$—	$24
Integrity Marketing Acquisition, LLC	08/27/2025	Insurance	7.83%	3M L+550	9,930	9,876	9,831
ITI Holdings, Inc.	03/03/2028	Business Services	8.67%	3M L+550	8,927	8,784	8,749
ITI Holdings, Inc. (Revolver)	03/03/2028	Business Services	8.25%	3M L+550	298	298	292
ITI Holdings, Inc. (Revolver) (7)	03/03/2028	Business Services	—	—	1,192	—	(24)
K2 Pure Solutions NoCal, L.P.	12/20/2023	Chemicals, Plastics and Rubber	11.12%	1M L+800	11,678	11,629	11,678
K2 Pure Solutions NoCal, L.P. (Revolver) (7)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,938	—	—
Kinetic Purchaser, LLC	11/10/2027	Consumer Products	9.67%	3M L+600	24,341	23,807	23,855
Kinetic Purchaser, LLC (Revolver)	11/10/2026	Consumer Products	9.67%	3M L+600	4,854	4,854	4,757
Lash OpCo, LLC	02/18/2027	Consumer Products	11.78%	1M L+700	2,828	2,774	2,771
Lash OpCo, LLC (Revolver)	08/16/2026	Consumer Products	9.38%	1M L+700	568	568	556
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Consumer Products	—	—	1,252	—	(25)
LAV Gear Holdings, Inc.	10/31/2024	Leisure, Amusement, Motion Pictures, Entertainment	9.95%	1M L+750	2,061	2,036	2,013
			(PIK 5.50%)
Ledge Lounger, Inc.	11/09/2026	Consumer Products	9.92%	3M L+625	9,177	9,021	9,040
Ledge Lounger, Inc. (Revolver) (7)	11/09/2026	Consumer Products	—	—	1,933	—	(29)
Lightspeed Buyer Inc.	02/03/2026	Healthcare, Education and Childcare	8.87%	1M L+575	2,220	2,205	2,148
Lightspeed Buyer Inc. (Revolver)	02/03/2026	Healthcare, Education and Childcare	8.87%	1M L+575	505	505	489
Lightspeed Buyer Inc. (Revolver) (7)	02/03/2026	Healthcare, Education and Childcare	—	—	661	—	(21)
Limerick Town Cener, LLC	09/27/2023	Real Estate	12.50%	—	3,000	2,970	2,970
LSF9 Atlantis Holdings, LLC	03/31/2029	Retail	9.37%	SOFR+725	6,000	5,772	5,685
Mars Acquisition Holdings Corp. (Revolver)(7)	05/14/2026	Media	—	—	806	—	(4)
MBS Holdings, Inc. (Revolver) (7)	04/16/2027	Telecommunications	—	—	694	—	(7)
MDI Buyer, Inc.	07/25/2028	Chemicals, Plastics and Rubber	8.98%	3M L+600	14,400	14,117	14,112
MDI Buyer, Inc. Term Loan (7)	07/25/2028	Chemicals, Plastics and Rubber	—	—	5,196	—	(52)
MDI Buyer, Inc. (Revolver) (7)	07/25/2028	Chemicals, Plastics and Rubber	—	—	2,227	—	(22)
Meadowlark Acquirer, LLC	12/10/2027	Business Services	9.17%	3M L+550	1,320	1,307	1,307
Meadowlark Acquirer, LLC Term Loan I (7)	12/10/2027	Business Services	—	—	1,676	—	—
Meadowlark Acquirer, LLC Term Loan II (7)	12/10/2027	Business Services	—	—	8,922	—	—
Meadowlark Acquirer, LLC (Revolver) (7)	12/10/2027	Business Services	—	—	1,685	—	(17)
Municipal Emergency Services, Inc.	09/28/2027	Distribution	8.67%	3M L+500	703	697	663
Municipal Emergency Services, Inc. (7)	09/28/2027	Distribution	—	—	1,175	—	(56)
Municipal Emergency Services, Inc. (Revolver)	09/28/2027	Distribution	7.25%	3M L+500	282	282	266
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distribution	—	—	1,598	—	(93)
NBH Group LLC (Revolver) (7)	08/19/2026	Healthcare, Education and Childcare	—	—	1,163	—	—
Neptune Flood Incorporated	10/14/2026	Financial Services	7.10%	1M L+525	4,379	4,352	4,423
OIS Management Services, LLC (Revolver) (7)	07/09/2026	Healthcare, Education and Childcare	—	—	333	—	—
One Stop Mailing, LLC	05/07/2027	Cargo Transport	8.77%	3M L+625	7,008	6,889	6,798
ORL Acquisition, Inc.	09/03/2027	Business Services	8.92%	3M L+525	4,454	4,378	4,454
ORL Acquisition, Inc. (Revolver) (7)	09/03/2027	Business Services	—	—	597	—	—
Ox Two, LLC	05/18/2026	Building Materials	9.81%	1M L+700	15,391	15,189	15,083
Ox Two, LLC (Revolver)	05/18/2026	Building Materials	9.81%	3M L+700	1,774	1,774	1,739
Ox Two, LLC (Revolver) (7)	05/18/2026	Building Materials	—	—	645	—	(13)
PL Acquisitionco, LLC (Revolver) (7)	11/09/2027	Retail	—	—	3,236	—	(81)
PRA Events, Inc.	08/07/2025	Business Services	14.17%	3M L+1,050	24,907	21,694	24,907
			(PIK 10.5%)
PRA Events, Inc. (Revolver) (7)	08/07/2025	Business Services	—	3M L+1,050	2,000	—	—
Pragmatic Institute, LLC	07/06/2028	Business Services	9.30%	3M L+575	35,340	34,826	34,987
Pragmatic Institute, LLC Term Loan (7)	07/06/2028	Business Services	—	—	7,193	—	—
Pragmatic Institute, LL (Revolver)	07/06/2028	Business Services	9.30%	3M L+575	959	959	949
Pragmatic Institute, LL (Revolver) (7)	07/06/2028	Business Services	—	—	3,836	—	(38)
Quantic Electronics, LLC	11/19/2026	Aerospace and Defense	8.00%	1M L+625	679	673	666
Quantic Electronics, LLC (Revolver)	11/19/2026	Aerospace and Defense	9.51%	3M L+600	211	211	207
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Aerospace and Defense	—	—	317	—	(6)
Questex, LLC	09/09/2024	Media	7.45%	3M L+500	21,600	21,436	21,168
Questex, LLC (Revolver) (7)	09/09/2024	Media	—	—	3,590	—	(72)
Radius Aerospace, Inc. (Revolver)	03/31/2025	Aerospace and Defense	8.28%	3M L+575	891	891	877
Radius Aerospace, Inc. (Revolver) (7)	03/31/2025	Aerospace and Defense	—	—	1,336	—	(20)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare, Education and Childcare	—	—	1,050	—	—
Rancho Health MSO, Inc. (Revolver) (7)	12/18/2025	Healthcare, Education and Childcare	—	—	525	—	—
Reception Purchaser, LLC	02/28/2028	Transportation	9.13%	SOFR+600	5,970	5,885	5,701
Recteq, LLC (Revolver)	01/29/2026	Consumer Products	9.92%	1M L+600	313	313	302
Recteq, LLC (Revolver) (7)	01/29/2026	Consumer Products	—	—	814	—	(28)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	8.84%	3M L+550	126	126	113
Riverpoint Medical, LLC (Revolver) (7)	06/20/2025	Healthcare, Education and Childcare	—	—	364	—	(9)
Riverside Assessments, LLC	03/10/2025	Education	8.97%	3M L+625	12,906	12,705	12,648
Sales Benchmark Index LLC (Revolver) (7)	01/03/2025	Business Services	—	—	732	—	(7)
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronics	8.28%	3M L+550	593	593	587
Sargent & Greenleaf Inc. (Revolver) (7)	12/20/2024	Electronics	—	—	5	-	-
Schlesinger Global, Inc.	07/14/2025	Business Services	11.11%	3M L+700	4,689	4,636	4,571
Schlesinger Global, Inc. (Revolver)	07/14/2025	Business Services	9.09%	3M L+600	30	30	30
			(PIK 0.5%)
Schlesinger Global, Inc. (Revolver)(7)	07/14/2025	Business Services	—	—	8	—	—
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	9.70%	1M L+575	4,800	4,730	4,728
Seaway Buyer, LLC (Revolver)(7)	06/13/2029	Chemicals, Plastics and Rubber	—	—	3,126	—	(47)
Shiftkey, LLC	06/21/2027	Business Services	9.56%	1M L+575	17,955	17,784	17,722

EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Sigma Defense Systems, LLC	12/18/2025	Telecommunications	12.17%	1M L+850	31,680	$31,004	$31,047
Sigma Defense Systems, LLC (Revolver)	12/18/2025	Telecommunications	12.17%	1M L+850	1,131	1,131	1,108
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	Telecommunications	—	—	1,845	—	(37)
Signature Systems Holding Company (Revolver) (7)	05/03/2024	Chemicals, Plastics and Rubber	—	—	2,016	—	(15)
Solutionreach, Inc. (Revolver) (7)	01/17/2024	Communications	—	—	1,665	—	(40)
Spear Education, LLC	02/26/2025	Education	9.42%	3M L+575	12,018	11,947	12,018
Spendmend Holdings LLC	03/01/2028	Business Services	8.63%	1M L+575	9,705	9,581	9,433
Spendmend Holdings LLC (7)	03/01/2023	Business Services	—	—	2,784	—	(57)
Spendmend Holdings LLC - Funded Revolver	03/01/2028	Business Services	8.63%	3M L+575	187	187	182
Spendmend Holdings LLC - Unfunded Revolver (7)	03/01/2028	Business Services	—	—	1,215	—	(34)
System Planning and Analysis, Inc. - (Revolver) (7) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—	—	2,925	—	(47)
The Bluebird Group LLC	07/27/2026	Business Services	10.67%	3M L+700	4,884	4,796	4,933
The Bluebird Group LLC (Revolver) (7)	07/27/2026	Business Services	—	—	734	—	7
The Vertex Companies, LLC	08/30/2027	Business Services	8.18%	3M L+550	1,754	1,737	1,745
The Vertex Companies, LLC (7)	08/30/2027	Business Services	—	—	466	—	2
The Vertex Companies, LLC (Revolver)	08/30/2027	Business Services	8.26%	3M L+550	148	148	147
The Vertex Companies, LLC (Revolver) (7)	08/30/2027	Business Services	—	—	592	—	(3)
TVC Enterprises, LLC	03/26/2026	Transportation	8.87%	1M L+600	12,864	12,626	12,543
TVC Enterprises, LLC (Revolver) (7)	03/26/2026	Transportation	—	—	1,370	—	(34)
TWS Acquisition Corporation	06/16/2025	Education	8.76%	1M L+625	1,143	1,143	1,137
TWS Acquisition Corporation (Revolver) (7)	06/16/2025	Education	—	—	1,644	—	(8)
Tyto Athene, LLC (Revolver) (7)	04/01/2026	Aerospace and Defense	—	—	364	—	(26)
Unique Indoor Comfort, LLC	05/24/2027	Home and Office Furnishings	8.95%	1M L+525	27,233	26,904	26,634
Unique Indoor Comfort, LLC (7)	05/24/2027	Home and Office Furnishings	—	—	16,140	—	(194)
Unique Indoor Comfort, LLC (Revolver) (7)	05/24/2027	Home and Office Furnishings	—	—	3,000	—	(66)
Walker Edison Furniture Company LLC	03/31/2027	Home and Office Furnishings	12.42%	3M L+875	25,368	24,881	16,946
Wildcat Buyerco, Inc.	02/27/2026	Electronics	9.09%	3M L+575	3,831	3,771	3,716
Wildcat Buyerco, Inc. (Revolver) (7)	02/27/2026	Electronics	—	—	574	—	(41)
Zips Car Wash, LLC	03/01/2024	Auto Sector	10.13%	3M L+725	2,627	2,608	2,562
Total First Lien Secured Debt						599,263	588,267
Second Lien Secured Debt—22.2% of Net Assets
Atlas Purchaser, Inc	05/07/2029	Telecommunications	11.19%	3M L+900	17,000	16,551	14,909
Best Practice Associates LLC	06/29/2027	Aerospace and Defense	12.67%	3M L+900	17,825	17,506	17,290
Burgess Point Purchaser Corporation	07/28/2030	Auto Sector	12.16%	3M L+900	8,000	7,752	7,680
Data Axle, Inc.	04/03/2024	Other Media	12.92%	3M L+925	20,400	20,288	20,196
ENC Parent Corporation	08/19/2029	Business Services	11.17%	3M L+750	7,500	7,432	7,125
Halo Buyer, Inc.	07/06/2026	Consumer Products	11.37%	1M L+825	32,500	32,164	31,769
Inventus Power, Inc.	09/29/2024	Electronics	12.17%	3M L+850	16,593	16,387	16,344
QuantiTech LLC	02/04/2027	Aerospace and Defense	12.68%	3M L+1,000	150	148	148
VT Topco, Inc.	08/17/2026	Business Services	9.87%	3M L+675	15,000	14,932	14,475
Total Second Lien Secured Debt						133,160	129,936
Subordinated Debt/Corporate Notes—9.1% of Net Assets
Express Wash Acquisition Company, LLC	01/15/2029	Auto Sector	15.31%	3M L+1,150	21,000	20,278	20,359
Flock Financial, LLC	05/26/2027	Financial Services	12.50%	—	34,000	33,190	32,895
Total Subordinated Debt/Corporate Notes						53,468	53,254
Preferred Equity/Partnership Interests—1.3% of Net Assets (6)
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,400	240	267
AH Newco Equityholdings, LLC	—	Healthcare, Education and Childcare	6.00%	—	211	500	2,127
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	1,135	1,427
Imagine Topco, LP	—	Business Services	8.00%	—	743,826	744	704
Mars Intermediate Holdings II, Inc (9)	—	Media	—	—	414	414	484
NXOF Holdings, Inc. (Tyto Athene, LLC)	—	Aerospace and Defense	—	—	160	160	227
ORL Holdco, Inc.	—	Business Services	—	—	575	57	62
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	12.00%	—	1,527	1,527	1,932
TPC Holding Company, LP (8),(11)	—	Food	—	—	219	219	62
TWD Parent Holdings, LLC	—	Business Services	—	—	30	30	33
(The Vertex Companies, LLC)
Total Preferred Equity/Partnership Interests						5,026	7,325
Common Equity/Partnership Interests/Warrants—26.2% of Net Assets (6)
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,667	27	35
Affinion Group Holdings, Inc. (Warrants)	04/10/2024	Consumer Products	—	—	77,190	2,126	—
AG Investco LP (9)	—	Business Services	—	—	805,164	805	1,127
AG Investco LP (7), (9)	—	Business Services	—	—	194,836	—	—
Altamira Intermediate Company II, Inc.	—	Aerospace and Defense	—	—	125,000	125	79
AMCSI Crash Co-Invest, LP	—	Auto Sector	—	—	2,419,200	2,419	2,470
AMCSI Crash Co-Invest, LP (7)	—	Auto Sector	—	—	580,800	—	—
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	—	270
Athletico Holdings, LLC	—	Healthcare, Education and Childcare	—	—	9,357	10,000	9,516
Atlas Investment Aggregator, LLC (9)	—	Telecommunications	—	—	1,700,000	1,700	1,219
Burgess Point Holdings, LP	—	Auto Sector	—	—	680	680	690
Cartessa Aesthetics, LLC	—	Distribution	—	—	3,562,500	3,563	3,716
CI (Allied) Investment Holdings, LLC	—	Business Services	—	—	120,962	1,243	1,651
(PRA Events, Inc.) (9)
Connatix Parent, LLC	—	Media	—	—	57,416	632	689
Cowboy Parent LLC	—	Distribution	—	—	26,360	2,782	4,011
(Blackhawk Industrial Distribution, Inc.)

EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Crane 1 Acquisition Parent Holdings, L.P.	—	Personal, Food and Miscellaneous Services	—	—	113	$104	$122
Delta InvestCo LP	—	Telecommunications	—	—	698,889	684	1,425
(Sigma Defense Systems, LLC) (9)
Delta InvestCo LP (7)	—	Telecommunications	—	—	442,155	—	—
(Sigma Defense Systems, LLC) (7), (9)
ECM Investors, LLC (9)	—	Electronics	—	—	167,537	37	358
eCommission Holding Corporation (11)	—	Financial Services	—	—	80	1,005	1,391
Exigo, LLC (9)	—	Business Services	—	—	1,458,333	1,458	1,288
Express Wash Topco, LLC	—	Auto Sector	—	—	658,000	3,290	3,369
FedHC InvestCo LP (9)	—	Aerospace and Defense	—	—	14,186	478	1,441
FedHC InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	6,384	—	—
FedHC InvestCo II LP (9)	—	Aerospace and Defense			20,357	2,290	2,253
Gauge Lash Coinvest LLC	—	Consumer Products	—	—	889,376	137	4,208
Gauge Schlesinger Coinvest, LLC	—	Business Services	—	—	9	9	10
Gauge TVC Coinvest, LLC	—	Transportation	—	—	810,645	—	3,229
(TVC Enterprises, LLC)
GCOM InvestCo LP (9)	—	Business Services	—	—	2,434	1,003	587
Go Dawgs Capital III, LP	—	Building Materials	—	—	675,325	675	783
(American Insulated Glass, LLC) (9)
Green Veracity Holdings, LP - Class A	—	Business Services	—	—	15,000	1,500	5,700
(VT Topco, Inc.)
Hancock Claims Consultants Investors, LLC (9)	—	Insurance	—	—	450,000	450	477
HV Watterson Holdings, LLC	—	Business Services	—	—	1,600,000	1,600	1,387
Icon Partners V C, L.P.	—	Business Services	—	—	1,111,111	1,111	1,194
Icon Partners V C, L.P. (7),(9)	—	Business Services	—	—	388,889	—	—
Imagine Topco, LP	—	Business Services	—	—	743,826	—	—
Infogroup Parent Holdings, Inc.	—	Other Media	—	—	181,495	2,040	3,270
(Data Axle, Inc.)
Ironclad Holdco, LLC	—	Environmental Services	—	—	4,566	450	592
(Applied Technical Services, LLC) (9)
ITC Infusion Co-invest, LP	—	Healthcare, Education and Childcare	—	—	113,839	1,138	1,199
ITC Rumba, LLC	—	Healthcare, Education and Childcare	—	—	375,675	8	42,031
(Cano Health, LLC) (9)
JWC-WE Holdings, L.P.	—	Home and Office Furnishings	—	—	2,688	783	—
(Walker Edison Furniture Company LLC) (9)
Kentucky Racing Holdco, LLC (Warrants)	—	Hotels, Motels, Inns and Gaming	—	—	161,252	—	1,774
Kinetic Purchaser, LLC	—	Consumer Products	—	—	1,308,814	1,309	1,854
KL Stockton Co-Invest LP	—	Personal, Food and Miscellaneous Services	—	—	382,353	382	643
(Any Hour Services) (9)
Lariat ecoserv Co-Invest Holdings, LLC (9)	—	Environmental Services	—	—	363,656	180	1,376
Lightspeed Investment Holdco LLC	—	Healthcare, Education and Childcare	—	—	273,143	273	373
Mars Intermidiate Holdings II, Inc. (9)	—	Media	—	—	414	—	126
MDI Aggregator, LP	—	Chemicals, Plastics and Rubber	—	—	1,925,990	1,930	1,926
Meadowlark Title, LLC (9)	—	Business Services	—	—	815,385	815	897
Municipal Emergency Services, Inc.	—	Distribution	—	—	3,920,145	3,984	2,990
NEPRT Parent Holdings, LLC	—	Consumer Products	—	—	1,299	1,261	243
(Recteq, LLC) (9)
North Haven Saints Equity Holdings, LP	—	Business Services	—	—	351,553	352	373
NXOF Holdings, Inc.	—	Aerospace and Defense	—	—	3,261	3	68
(Tyto Athene, LLC)
OceanSound Discovery Equity, LP	—	Aerospace and Defense	—	—	98,286	979	1,651
(Holdco Sands Intermediate, LLC) (9)
OHCP V BC COI, L.P.	—	Distribution	—	—	446,250	446	382
OHCP V BC COI, L.P. (7),(9)	—	Distribution	—	—	303,750	—	(44)
Oral Surgery (ITC) Holdings, LLC (9)	—	Healthcare, Education and Childcare	—	—	2,904	63	173
ORL Holdco, Inc.	—	Business Services	—	—	638	6	113
PennantPark-TSO Senior Loan Fund II, LP	—	Financial Services	—	—	15,038,871	15,039	15,571
Pink Lily Holdco, LLC (9)	—	Retail	—	—	1,044	1,044	550
Pragmatic Institute, LLC	—	Business Services	—	—	1,918,047	1,918	1,918
QuantiTech InvestCo LP (9)	—	Aerospace and Defense	—	—	712	68	352
QuantiTech InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (9)	—	Aerospace and Defense	—	—	40	25	24
RFMG Parent, LP	—	Healthcare, Education and Childcare	—	—	1,050,000	1,050	1,090
(Rancho Health MSO, Inc.)
SBI Holdings Investments LLC	—	Business Services	—	—	36,585	366	359
(Sales Benchmark Index LLC)
Seaway Topco, LP	—	Chemicals, Plastics and Rubber	—	—	2,981	2,981	2,981
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	—	—	80	80	—
SP L2 Holdings, LLC	—	Consumer Products	—	—	881,966	882	913
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	1,500	2,041
Class A (US Dominion, Inc.)
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	—	4,389
Class B (US Dominion, Inc.)
StellPen Holdings, LLC	—	Media	—	—	153,846	154	152
(CF512, Inc.)
TAC LifePort Holdings, LLC (9)	—	Aerospace and Defense	—	—	232,558	233	296

EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Tower Arch Infolinks Media, LP (9)	—	Media	—	—	531,293	$511	$896
Tower Arch Infolinks Media, LP (7), (9)	—	Media	—	—	364,151	—	—
TPC Holding Company, LP (8). (11)	—	Food	—	—	11,527	12	—
TWD Parent Holdings, LLC	—	Business Services	—	—	608	1	—
(The Vertex Companies, LLC)
U.S. Well Services, Inc. - Class A (5), (11)	—	Oil and Gas	—	—	60,057	3,022	304
UniVista Insurance (9)	—	Business Services	—	—	400	382	454
WCP Ivyrehab QP CF Feeder, LP	—	Healthcare, Education and Childcare	—	—	3,762,257	3,762	3,762
WCP Ivyrehab QP CF Feeder, LP - Unfunded (7)	—	Healthcare, Education and Childcare	—	—	237,743	—	—
Wildcat Parent, LP	—	Electronics	—	—	2,314	231	616
(Wildcat Buyerco, Inc.)
Total Common Equity/Partnership Interests/Warrants						91,596	153,373
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						882,513	932,155
Investments in Non-Controlled, Affiliated Portfolio Companies—5.9% of Net Assets (1), (2)
Preferred Equity/Partnership Interests—5.6% of Net Assets(6)
Cascade Environmental Holdings, LLC (9)	—	Environmental Services	—	—	5,887,236	32,791	32,791
Total Preferred Equity/Partnership Interests						32,791	32,791
Common Equity/Partnership Interests/Warrants—0.3% of Net Assets (6)
Cascade Environmental Holdings, LLC	—	Environmental Services	—	—	7,444,347	2,852	—
JF Intermediate, LLC	—	Distribution	—	—	19,687	1,969	1,969
Total Common Equity/Partnership Interests/Warrants						4,821	1,969
Total Investments in Non-Controlled, Affiliated Portfolio Companies						37,612	34,760
Investments in Controlled, Affiliated Portfolio Companies—44.3% of Net Assets (1), (2)
First Lien Secured Debt—7.3% of Net Assets
AKW Holdings Limited (8), (10), (11)	03/13/2024	Healthcare, Education and Childcare	8.67%	3M L+700	£38,250	52,792	42,698
Total First Lien Secured Debt						52,792	42,698
Second Lien Secured Debt—0% of Net Assets
Mailsouth Inc.	04/23/2025	Printing and Publishing	—	—	12,846	12,383	—
Total Second Lien Secured Debt						12,383	—
Subordinated Debt—15.0% of Net Assets
PennantPark Senior Loan Fund, LLC (11)	07/31/2027	Financial Services	10.79%	3M L+800	88,011	88,011	88,011
Total Subordinated Debt						88,011	88,011
Common Equity—22.0% of Net Assets (6)
AKW Holdings Limited (8), (10), (11)	—	Healthcare, Education and Childcare	—	—	£950	132	3,297
MSpark, LLC	—	Printing and Publishing	—	—	51,151	16,516	—
PennantPark Senior Loan Fund, LLC	—	Financial Services	—	—	49,298,789	49,362	51,098
RAM Energy Holdings LLC (9)	—	Energy and Utilities	—	—	180,805	162,708	74,282
Total Common Equity						228,718	128,677
Total Investments in Controlled, Affiliated Portfolio Companies						381,904	259,386
Total Investments—209.4% of Net Assets						1,302,029	1,226,301
Cash and Cash Equivalents—9.0% of Net Assets
BlackRock Federal FD Institutional 30						39,122	39,122
BNY Mellon Cash Reserve and Cash						13,722	13,544
Total Cash and Cash Equivalents						52,844	52,666
Total Investments and Cash Equivalents—218.4% of Net Assets						$1,354,873	$1,278,967
Liabilities in Excess of Other Assets—(118.4%) of Net Assets							(693,402)
Net Assets—100.0%							$585,565

(1)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(2)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).
(3)
Valued based on our accounting policy (See Note 2).
(4)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” the Euro Interbank Offered Rate, or EURIBOR or “E,” , or Secured Overnight Financing Rate, or "SOFR", or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 90-day or 180-day LIBOR rate (1M L, 3M L, or 6M L, respectively), and EURIBOR loans are typically indexed to a 90-day EURIBOR rate (3M E), SOFR loans are typically indexed to a 30-day, 90-day or 180-day SOFR rates (1M L, 3M L, or 6M L, respectively)at the borrower’s option. All securities are subject to a LIBOR, SOFR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(5)
The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (See Note 5).
(6)
Non-income producing securities.
(7)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(8)
Non-U.S. company or principal place of business outside the United States.
(9)
Investment is held through our Taxable Subsidiary (See Note 1).
(10)
Par / Shares amount is denominated in British Pounds (£) as denoted.
(11)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2022, qualifying assets represent 88% of the Company’s total assets and non-qualifying assets represent 12% of the Company’s total assets.

EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—124.3% (1), (2)
First Lien Secured Debt—77.5%
18 Freemont Street Acquisition, LLC	08/11/2025	Hotels, Motels, Inns and Gaming	9.50%	1M L+800	7,433	$6,815	$7,563
Ad.net Acquisition, LLC (Revolver)	05/06/2026	Media	7.00%	3M L+600	76	76	74
Ad.net Acquisition, LLC (Revolver) (7)	05/06/2026	Media	—	—	369	—	(6)
Altamira Technologies, LLC (Revolver)	07/24/2025	Aerospace and Defense	8.00%	3M L+700	50	50	47
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	Aerospace and Defense	—	—	138	—	(9)
American Insulated Glass, LLC	12/21/2023	Building Materials	6.50%	3M L+550	15,795	15,639	15,637
Any Hour Services (7)	07/21/2027	Personal, Food and Miscellaneous Services	—	—	3,824	—	(38)
Any Hour Services (Revolver) (7)	07/21/2027	Personal, Food and Miscellaneous Services	—	—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Personal, Food and Miscellaneous Services	6.25%	1M L+525	1,331	1,331	1,317
Apex Service Partners, LLC Term Loan C	07/31/2025	Personal, Food and Miscellaneous Services	6.25%	1M L+525	5,592	5,509	5,536
Apex Service Partners, LLC Term Loan C (7)	01/31/2022	Personal, Food and Miscellaneous Services	—	—	6,658	—	(8)
Apex Service Partners, LLC (Revolver)	07/29/2024	Personal, Food and Miscellaneous Services	6.25%	3M L+525	239	239	235
Apex Service Partners, LLC (Revolver) (7)	07/29/2024	Personal, Food and Miscellaneous Services	—	—	693	—	(12)
Applied Technical Services, LLC (7)	06/29/2022	Environmental Services	—	—	6,235	—	(55)
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Environmental Services	—	—	1,000	—	(20)
Bottom Line Systems, LLC	02/13/2023	Healthcare, Education and Childcare	6.25%	1M L+550	6,153	6,128	6,153
Broder Bros., Co.	12/02/2022	Consumer Products	9.75%	3M L+850	25,333	25,333	25,333
CF512, Inc.	08/20/2026	Media	7.00%	3M L+600	10,000	9,802	9,800
CF512, Inc. (7)	08/20/2026	Media	—	—	2,727	—	(27)
CF512, Inc.(Revolver) (7)	08/20/2026	Media	—	—	909	—	(18)
Compex Legal Services, Inc.	02/09/2026	Business Services	6.75%	3M L+575	3,570	3,514	3,529
Compex Legal Services, Inc. (Revolver)	02/07/2025	Business Services	6.75%	3M L+575	459	459	454
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Business Services	—	—	197	—	(2)
Connatix Buyer, Inc.	07/13/2027	Media	6.25%	3M L+550	12,000	11,766	11,760
Connatix Buyer, Inc. (7)	01/13/2023	Media	—	—	3,158	—	(32)
Connatix Buyer, Inc. (Revolver)	07/13/2027	Media	6.25%	3M L+550	186	186	182
Connatix Buyer, Inc. (Revolver) (7)	07/13/2027	Media	—	—	1,673	—	(33)
Crane 1 Services, Inc.	08/16/2027	Personal, Food and Miscellaneous Services	6.75%	3M L+575	1,847	1,820	1,829
Crane 1 Services, Inc. (7)	08/16/2023	Personal, Food and Miscellaneous Services	—	—	778	—	(2)
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Personal, Food and Miscellaneous Services	—	—	292	—	(3)
Crash Champions, LLC	08/05/2025	Auto Sector	6.00%	3M L+500	4,751	4,704	4,656
Crash Champions, LLC (7)	05/14/2022	Auto Sector	—	—	6,749	—	(67)
DermaRite Industries LLC	03/03/2022	Manufacturing / Basic Industries	8.00%	1M L+700	8,055	8,041	7,720
Dr. Squatch, LLC	08/27/2026	Personal and Non-Durable Consumer Products	7.00%	3M L+600	13,515	13,247	13,244
Dr. Squatch, LLC (Revolver)	08/27/2026	Personal and Non-Durable Consumer Products	7.00%	3M L+600	1,706	1,706	1,671
Dr. Squatch, LLC (Revolver) (7)	08/27/2026	Personal and Non-Durable Consumer Products	—	—	620	—	(12)
DRS Holdings III, Inc.	11/03/2025	Consumer Products	7.25%	3M L+625	9,975	9,882	9,905
DRS Holdings III, Inc. (Revolver) (7)	11/03/2025	Consumer Products	—	—	1,783	—	(12)
ECL Entertainment, LLC	03/31/2028	Hotels, Motels, Inns and Gaming	8.25%	1M L+750	8,747	8,664	8,944
ECM Industries, LLC (Revolver) (7)	12/23/2025	Electronics	—	—	518	—	(3)
Fairbanks Morse Defense	06/17/2028	Aerospace and Defense	5.50%	3M L+475	3,500	3,487	3,500
Gantech Acquisition Corp.	05/14/2026	Business Services	7.25%	1M L+625	19,900	19,522	19,502
Gantech Acquisition Corp. (Revolver)	05/14/2026	Business Services	7.25%	1M L+625	498	498	488
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	Business Services	—	—	1,493	—	(30)
Graffiti Buyer, Inc.	08/10/2027	Distribution	6.75%	3M L+575	1,994	1,955	1,964
Graffiti Buyer, Inc. (7)	08/10/2023	Distribution	—	—	893	—	(4)
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Distribution	—	—	769	—	(18)
Hancock Roofing and Construction L.L.C. (7)	12/31/2022	Insurance	—	—	1,500	—	(15)
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	—	—	750	—	(8)
HW Holdco, LLC	12/10/2024	Media	5.50%	3M L+450	2,541	2,526	2,516
HW Holdco, LLC (Revolver)	12/10/2024	Media	5.50%	3M L+450	1,219	1,219	1,207
HW Holdco, LLC (Revolver) (7)	12/10/2024	Media	—	—	2,168	—	(22)
IG Investments Holdings, LLC	09/22/2028	Business Services	6.75%	3M L+600	4,518	4,428	4,428
IG Investments Holdings, LLC (Revolver) (7)	09/22/2027	Business Services	—	—	477	—	—
IMIA Holdings, Inc.	04/09/2027	Aerospace and Defense	6.75%	3M L+575	13,589	13,341	13,317
IMIA Holdings, Inc. (Revolver) (7)	04/09/2027	Aerospace and Defense	—	—	1,674	—	(33)
Integrity Marketing Acquisition, LLC	08/27/2025	Insurance	6.49%	3M L+550	17,220	17,116	17,134
Integrity Marketing Acquisition, LLC (7)	07/09/2023	Insurance	—	—	4,278	—	11
Juniper Landscaping of Florida, LLC	12/22/2021	Personal, Food and Miscellaneous Services	6.50%	1M L+550	2,615	2,611	2,615
K2 Pure Solutions NoCal, L.P.	12/20/2023	Chemicals, Plastics and Rubber	8.00%	1M L+700	11,800	11,712	11,486
K2 Pure Solutions NoCal, L.P. (Revolver)	12/20/2023	Chemicals, Plastics and Rubber	8.00%	1M L+700	872	872	849
K2 Pure Solutions NoCal, L.P. (Revolver) (7)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,066	—	(28)
Lash OpCo, LLC	02/18/2027	Consumer Products	8.00%	1M L+700	30,000	29,335	29,400
Lash OpCo, LLC (Revolver)	08/16/2026	Consumer Products	8.00%	1M L+700	291	291	285
Lash OpCo, LLC (Revolver) (7)	08/19/2026	Consumer Products	—	—	1,528	—	(31)
LAV Gear Holdings, Inc.	10/31/2024	Leisure, Amusement, Motion Pictures, Entertainment	8.50%	1M L+750	790	785	741
			(PIK 5.00%)
Lightspeed Buyer Inc.	02/03/2026	Healthcare, Education and Childcare	6.75%	1M L+575	4,994	4,922	4,994
Lightspeed Buyer Inc. (Revolver) (7)	02/03/2026	Healthcare, Education and Childcare	—	—	1,166	—	—
Lombart Brothers, Inc.	04/13/2023	Healthcare, Education and Childcare	7.25%	1M L+625	1,036	1,036	1,036
Lombart Brothers, Inc. (Revolver)	04/13/2023	Healthcare, Education and Childcare	7.25%	1M L+625	737	737	737

EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2021

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Mars Acquisition Holdings Corp. (Revolver)(7)	5/14/2026	Media	—	—	806	$-	$(8)
MBS Holdings, Inc. (Revolver) (7)	04/16/2027	Telecommunications	—	—	694	—	(14)
MeritDirect, LLC	05/23/2024	Media	6.50%	3M L+550	2,759	2,736	2,732
MeritDirect, LLC (Revolver) (7)	05/23/2024	Media	—	—	2,518	—	(25)
Municipal Emergency Services, Inc.	09/28/2027	Distribution	6.00%	3M L+500	6,953	6,814	6,814
Municipal Emergency Services, Inc. (7)	09/28/2027	Distribution	—	—	1,880	—	—
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distribution	—	—	1,880	—	—
NBH Group LLC	08/19/2026	Healthcare, Education and Childcare	6.50%	1M L+550	7,561	7,413	7,410
NBH Group LLC (Revolver) (7)	08/19/2026	Healthcare, Education and Childcare	—	—	1,163	—	(23)
OIS Management Services, LLC	07/09/2026	Healthcare, Education and Childcare	5.75%	3M L+475	3,893	3,843	3,834
OIS Management Services, LLC (7)	07/09/2023	Healthcare, Education and Childcare	—	—	1,433	—	(11)
OIS Management Services, LLC (Revolver) (7)	07/09/2026	Healthcare, Education and Childcare	—	—	333	—	(5)
One Stop Mailing, LLC	05/07/2027	Cargo Transport	7.25%	3M L+625	14,920	14,631	14,659
ORL Acquisition, Inc.	09/03/2027	Business Services	6.25%	3M L+525	5,041	4,941	4,940
ORL Acquisition, Inc. (Revolver) (7)	09/03/2027	Business Services	—	—	597	—	—
Ox Two, LLC	05/18/2026	Building Materials	7.00%	1M L+600	15,671	15,435	15,358
Ox Two, LLC (Revolver)	05/18/2026	Building Materials	7.00%	1M L+600	645	645	632
Ox Two, LLC (Revolver) (7)	05/18/2026	Building Materials	—	—	1,774	—	(35)
PRA Events, Inc.	08/07/2025	Business Services	11.50%	3M L+1,050	23,675	20,421	22,373
			(PIK 11.50%)
PRA Events, Inc. (Revolver)	08/07/2025	Business Services	11.50%	3M L+1,050	2,461	2,123	2,326
			(PIK 11.50%)
Quantic Electronics, LLC	11/19/2026	Aerospace and Defense	7.25%	1M L+625	6,188	6,095	6,064
Quantic Electronics, LLC (7)	11/19/2026	Aerospace and Defense	—	—	2,094	—	(21)
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Aerospace and Defense	—	—	528	—	(11)
Questex, LLC	09/09/2024	Media	6.00%	3M L+500	21,825	21,584	20,516
Questex, LLC (Revolver)	09/09/2024	Media	6.00%	3M L+500	2,154	2,154	2,025
Questex, LLC (Revolver) (7)	09/09/2024	Media	—	—	1,436	—	(86)
Radius Aerospace, Inc. (Revolver) (7)	03/31/2025	Aerospace and Defense	—	—	2,227	—	(63)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare, Education and Childcare	—	—	1,050	—	—
Rancho Health MSO, Inc. (Revolver) (7)	12/18/2025	Healthcare, Education and Childcare	—	—	525	—	—
Recteq, LLC (Revolver) (7)	01/29/2026	Consumer Products	—	—	1,127	—	(11)
Research Horizons, LLC	06/28/2022	Media	7.25%	1M L+625	28,796	28,682	28,508
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	6.50%	3M L+550	2,884	2,884	2,847
Riverpoint Medical, LLC (Revolver) (7)	06/20/2025	Healthcare, Education and Childcare	—	—	364	—	(4)
Riverside Assessments, LLC	03/10/2025	Education	6.75%	3M L+575	16,174	15,952	15,769
Sales Benchmark Index LLC (Revolver) (7)	01/03/2025	Business Services	—	—	732	—	(18)
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronics	7.00%	3M L+550	299	299	299
Sargent & Greenleaf Inc. (Revolver) (7)	12/20/2024	Electronics	—	—	299	—	—
Schlesinger Global, Inc.	07/14/2025	Business Services	8.00%	3M L+700	512	507	489
			(PIK 1.00%)
Schlesinger Global, Inc. (Revolver)	07/14/2025	Business Services	8.00%	3M L+700	24	24	23
			(PIK 1.00%)
Schlesinger Global, Inc. (Revolver)(7)	07/14/2025	Business Services	—	—	14	—	(1)
Sigma Defense Systems, LLC	12/18/2025	Telecommunications	9.75%	3M L+875	6,520	6,378	6,406
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	Telecommunications	—	—	951	—	(17)
Signature Systems Holding Company - Term Loan II	12/31/2021	Chemicals, Plastics and Rubber	8.50%	3M L+750	806	802	798
Signature Systems Holding Company (Revolver)	05/03/2024	Chemicals, Plastics and Rubber	8.50%	3M L+750	484	484	479
Signature Systems Holding Company (Revolver) (7)	05/03/2024	Chemicals, Plastics and Rubber	—	—	1,532	—	(15)
Solutionreach, Inc. (Revolver) (7)	01/17/2024	Communications	—	—	1,665	—	—
Spear Education, LLC	02/26/2025	Education	6.00%	3M L+500	14,898	14,781	14,898
Spear Education, LLC (7)	02/26/2022	Education	—	—	6,875	—	—
Spectacle Gary Holdings, LLC	12/23/2025	Hotels, Motels, Inns and Gaming	11.00%	1M L+900	21,546	20,972	23,391
TAC LifePort Purchaser, LLC (Revolver) (7)	03/01/2026	Aerospace and Defense	—	—	620	—	(0)
The Bluebird Group LLC	07/27/2026	Business Services	8.00%	3M L+700	5,606	5,496	5,570
The Bluebird Group LLC (Revolver) (7)	07/27/2026	Business Services	—	—	734	—	(5)
The Vertex Companies, LLC	08/30/2027	Business Services	6.50%	1M L+550	4,577	4,486	4,491
The Vertex Companies, LLC (7)	08/30/2027	Business Services	—	—	2,221	—	(19)
The Vertex Companies, LLC (Revolver) (7)	08/30/2027	Business Services	—	—	740	—	(14)
TPC Canada Parent, Inc. and TPC US Parent, LLC (8),(11)	11/24/2025	Food	6.25%	3M L+525	1,771	1,771	1,718
TVC Enterprises, LLC	03/26/2026	Transportation	6.75%	1M L+575	15,506	15,347	15,506
TVC Enterprises, LLC (Revolver) (7)	03/26/2026	Transportation	—	—	2,702	—	—
TWS Acquisition Corporation	06/16/2025	Education	7.25%	1M L+625	4,137	4,137	4,137
TWS Acquisition Corporation (Revolver) (7)	06/16/2025	Education	—	—	1,644	—	—
Tyto Athene, LLC (Revolver) (7)	04/01/2026	Aerospace and Defense	—	—	364	—	—
Walker Edison Furniture Company LLC	03/31/2027	Home and Office Furnishings	6.75%	3M L+575	24,875	24,293	23,942
Wildcat Buyerco, Inc.	02/27/2026	Electronics	6.00%	3M L+500	1,629	1,612	1,621
Wildcat Buyerco, Inc. (7)	02/27/2022	Electronics	—	—	2,574	—	16
Wildcat Buyerco, Inc. (Revolver) (7)	02/27/2026	Electronics	—	—	551	—	(7)
Total First Lien Secured Debt						509,046	511,405
Second Lien Secured Debt—16.2%
Atlas Purchaser, Inc	05/07/2029	Telecommunications	9.75%	3M L+900	17,000	16,506	16,873
Data Axle, Inc.	04/03/2024	Other Media	10.25%	3M L+925	20,400	20,220	20,400
ENC Parent Corporation	08/19/2029	Business Services	8.25%	3M L+750	7,500	7,426	7,425
Halo Buyer, Inc.	07/06/2026	Consumer Products	9.25%	1M L+825	32,500	32,106	31,119
Inventus Power, Inc.	09/29/2024	Electronics	9.50%	3M L+850	16,593	16,292	16,261
QuantiTech LLC	02/04/2027	Aerospace and Defense	11.00%	3M L+1,000	150	147	147
VT Topco, Inc.	08/17/2026	Business Services	7.06%	3M L+675	15,000	14,922	15,000
Total Second Lien Secured Debt						$107,620	$107,225

EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2021

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Subordinated Debt/Corporate Notes—8.6%
Blackhawk Industrial Distribution, Inc.	03/17/2025	Distribution	12.00%	—	14,335	$14,165	$14,335
			(PIK 2.00%)
Cascade Environmental LLC	12/30/2023	Environmental Services	13.00%	—	42,468	42,150	42,680
			(PIK 13.00%)
Total Subordinated Debt/Corporate Notes						56,315	57,015
Preferred Equity/Partnership Interests—3.9% (6)
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,400	240	240
AH Newco Equityholdings, LLC	—	Healthcare, Education and Childcare	6.00%	—	211	500	944
Cascade Environmental LLC	—	Environmental Services	16.00%	—	178,304	17,607	21,133
Mars Intermediate Holdings II, Inc		Media	—	—	414	414	432
MeritDirect Holdings, LP (9)	—	Media	—	—	540	540	693
NXOF Holdings, Inc. (Tyto Athene, LLC)	—	Aerospace and Defense	—	—	160	160	202
ORL Holdco, Inc.	—	Business Services	—	—	575	57	57
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	12.00%	—	1,527	1,527	1,879
TPC Holding Company, LP (8),(11)	—	Food	—	—	219	219	262
TWD Parent Holdings, LLC (The Vertex Companies, LLC)	—	Business Services	—	—	30	30	30
Total Preferred Equity/Partnership Interests						21,295	25,873
Common Equity/Partnership Interests/Warrants—18.0% (6)
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,667	27	49
Affinion Group Holdings, Inc. (Warrants)	04/10/2024	Consumer Products	—	—	77,190	2,126	—
AG Investco LP (9)	—	Business Services	—	—	805,164	805	1,192
AG Investco LP (7), (9)	—	Business Services	—	—	194,836	—	—
Altamira Intermediate Company II, Inc.	—	Aerospace and Defense	—	—	125,000	125	33
Atlas Investment Aggregator, LLC (9)	—	Telecommunications	—	—	1,700,000	1,700	1,710
Cascade Environmental Holdings, LLC (9)	—	Environmental Services	—	—	33,901	2,852	478
CI (Allied) Investment Holdings, LLC	—	Business Services	—	—	120,962	1,243	475
(PRA Events, Inc.) (9)
Connatix Parent, LLC	—	Media	—	—	57,416	632	635
Cowboy Parent LLC	—	Distribution	—	—	22,500	2,250	1,902
(Blackhawk Industrial Distribution, Inc.)
Crane 1 Acquisition Parent Holdings, L.P.	—	Personal, Food and Miscellaneous Services	—	—	113	104	104
Crash Champion Holdings, LLC (9)	—	Auto Sector	—	—	36	328	369
Delta InvestCo LP (Sigma Defense Systems, LLC) (9)	—	Telecommunications	—	—	570,522	571	488
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (9)	—	Telecommunications	—	—	570,522	—	(82)
ECM Investors, LLC (9)	—	Electronics	—	—	167,537	41	565
eCommission Holding Corporation (11)	—	Financial Services	—	—	80	1,005	1,153
FedHC InvestCo LP (9)	—	Aerospace and Defense	—	—	3,331	333	339
FedHC InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	4,072	—	—
Gauge Lash Coinvest LLC	—	Consumer Products	—	—	889,376	136	3,558
Gauge Schlesinger Coinvest, LLC	—	Business Services	—	—	9	9	9
Gauge TVC Coinvest, LLC	—	Transportation	—	—	810,645	—	2,663
(TVC Enterprises, LLC)						—	—
GCOM InvestCo LP (9)	—	Business Services	—	—	1,855	809	352
GCOM InvestCo LP (7),(9)	—	Business Services	—	—	965	—	—
Go Dawgs Capital III, LP	—	Building Materials	—	—	675,325	675	844
(American Insulated Glass, LLC) (9)
Green Veracity Holdings, LP - Class A	—	Business Services	—	—	15,000	1,500	5,320
(VT Topco, Inc.)
Hancock Claims Consultants Investors, LLC (9)	—	Insurance	—	—	450,000	450	613
Infogroup Parent Holdings, Inc. (Data Axle, Inc.)	—	Other Media	—	—	181,495	2,040	3,221
Ironclad Holdco, LLC (Applied Technical Services, LLC) (9)	—	Environmental Services	—	—	3,960	390	434
ITC Rumba, LLC (Cano Health, LLC) (9)	—	Healthcare, Education and Childcare	—	—	375,675	—	60,808
JWC-WE Holdings, L.P.	—	Home and Office Furnishings	—	—	1,906,433	—	6,616
(Walker Edison Furniture Company LLC) (9)
Kadmon Holdings, Inc. (5)	—	Healthcare, Education and Childcare	—	—	252,014	2,266	2,195
Kentucky Racing Holdco, LLC (Warrants) (9)	—	Hotels, Motels, Inns and Gaming	—	—	161,252	—	1,147
KL Stockton Co-Invest LP (Any Hour Services) (9)	—	Personal, Food and Miscellaneous Services	—	—	382,353	382	382
Lariat ecoserv Co-Invest Holdings, LLC (9)	—	Environmental Services	—	—	363,656	364	1,044
Lightspeed Investment Holdco LLC	—	Healthcare, Education and Childcare	—	—	273,143	273	315
Mars Intermidiate Holdings II, Inc.	—	Media	—	—	414	—	169
MeritDirect Holdings, LP (9)	—	Media	—	—	540	—	126
Municipal Emergency Services, Inc.	—	Distribution	—	—	1,593,514	1,594	1,594
NEPRT Parent Holdings, LLC (Recteq, LLC) (9)	—	Consumer Products	—	—	1,299	1,262	1,537
NXOF Holdings, Inc.	—	Aerospace and Defense	—	—	3,261	3	186
(Tyto Athene, LLC)
OceanSound Discovery Equity, LP	—	Aerospace and Defense	—	—	98,286	979	1,625
(Holdco Sands Intermediate, LLC) (9)
Oral Surgery (ITC) Holdings, LLC (9)	—	Healthcare, Education and Childcare	—	—	2,904	63	63
ORL Holdco, Inc.	—	Business Services	—	—	638	6	6
QuantiTech InvestCo LP (9)	—	Aerospace and Defense	—	—	700	66	365
QuantiTech InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	967	—	—
QuantiTech InvestCo II LP (9)	—	Aerospace and Defense	—	—	40	24	21

EXHIBIT 99.2

NNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2021

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
RFMG Parent, LP (Rancho Health MSO, Inc.)	—	Healthcare, Education and Childcare	—	—	1,050,000	$1,050	$1,253
SBI Holdings Investments LLC	—	Business Services	—	—	36,585	366	278
(Sales Benchmark Index LLC)						—	—
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	—	—	80	80	—
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	1,500	1,890
Class A (US Dominion, Inc.)						—	—
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	—	3,534
Class B (US Dominion, Inc.)						—	—
StellPen Holdings, LLC (CF512, Inc.)	—	Media	—	—	153,846	154	154
TAC LifePort Holdings, LLC (9)	—	Aerospace and Defense	—	—	232,558	233	260
TPC Holding Company, LP (8). (11)	—	Food	—	—	11,527	12	33
TWD Parent Holdings, LLC (The Vertex Companies, LLC)	—	Business Services	—	—	608	1	1
U.S. Well Services, Inc. - Class A (5), (11)	—	Oil and Gas	—	—	1,261,201	3,022	914
UniVista Insurance	—	Business Services	—	—	400	400	405
Wildcat Parent, LP (Wildcat Buyerco, Inc.)	—	Electronics	—	—	2,314	231	411
ZS Juniper L.P.	—	Personal, Food and Miscellaneous Services	—	—	1,056	1,056	5,227
(Juniper Landscaping of Florida, LLC) (9)
Total Common Equity/Partnership Interests/Warrants						35,536	118,982
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						729,811	820,500
Investments in Non-Controlled, Affiliated Portfolio Companies—7.6% (1), (2)
Preferred Equity/Partnership Interests—6.2% (6)
ETX Energy, LLC (9)	—	Oil and Gas	—	—	61,732	6,173	—
ETX Energy, LLC - Series X (9)	—	Oil and Gas	—	—	10,944	1,094	—
MidOcean JF Holdings Corp.	—	Distribution	—	—	153,922	15,392	41,023
Total Preferred Equity/Partnership Interests						22,660	41,023
Common Equity/Partnership Interests/Warrants—1.4% (6)
ETX Energy, LLC (9)	—	Oil and Gas	—	—	1,658,389	29,712	—
ETX Energy Management Company, LLC	—	Oil and Gas	—	—	1,754,104	1,562	—
MidOcean JF Holdings Corp.	—	Distribution	—	—	65,933	24,790	9,139
Total Common Equity/Partnership Interests/Warrants						56,064	9,139
Total Investments in Non-Controlled, Affiliated Portfolio Companies						78,723	50,161
Investments in Controlled, Affiliated Portfolio Companies—58.3% (1), (2)
First Lien Secured Debt—6.2%
AKW Holdings Limited (8), (10), (11)	03/13/2024	Healthcare, Education and Childcare	7.50%	3M L+700	£30,500	42,389	41,125
Total First Lien Secured Debt						42,389	41,125
Second Lien Secured Debt—10.6%
Mailsouth Inc.	04/23/2025	Printing and Publishing	15.00%	—	11,087	11,087	11,087
			(PIK 15.00%)
PT Network Intermediate Holdings, LLC	11/30/2024	Healthcare, Education and Childcare	11.00%	3M L+1,000	58,582	58,276	58,582
			(PIK 11.00%)
Total Second Lien Secured Debt						69,363	69,668
Subordinated Debt—9.7%
PennantPark Senior Loan Fund, LLC (11)	07/31/2027	Financial Services	9.00%	3M L+800	64,155	64,155	64,155
Total Subordinated Debt						64,155	64,155
Preferred Equity—2.0% (6)
CI (PTN) Investment Holdings II, LLC	—	Healthcare, Education and Childcare	—	—	36,450	547	—

(PT Network, LLC) (9)
PT Network Intermediate Holdings, LLC (9)		Healthcare, Education and Childcare	11.00%	3M L+1,000	833	10,725	13,412
Total Preferred Equity						11,272	13,412
Common Equity—29.7% (6)
AKW Holdings Limited (8), (10), (11)	—	Healthcare, Education and Childcare	—	—	£950	132	254
CI (PTN) Investment Holdings II, LLC	—	Healthcare, Education and Childcare	—	—	333,333	5,000	—

(PT Network, LLC) (9)
MSpark, LLC	—	Printing and Publishing	—	—	51,151	16,516	11,013
PennantPark Senior Loan Fund, LLC (11)	—	Financial Services	—	—	33,830,005	33,893	41,160
PT Network Intermediate Holdings, LLC (9)		Healthcare, Education and Childcare	—	—	621	7,159	62,131
RAM Energy Holdings LLC	—	Energy and Utilities	—	—	180,805	162,708	81,710
Total Common Equity						225,408	196,269
Total Investments in Controlled, Affiliated Portfolio Companies						412,587	384,628
Total Investments—190.2%						1,221,121	1,255,290
Cash and Cash Equivalents—3.1%
BlackRock Federal FD Institutional 30						18,220	18,220
BNY Mellon Cash Reserve and Cash						2,163	2,137
Total Cash and Cash Equivalents						20,383	20,357
Total Investments and Cash Equivalents—193.2%						$1,241,504	$1,275,647
Liabilities in Excess of Other Assets—(93.2%)							(615,503)
Net Assets—100.0%							$660,144

(1)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(2)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).
(3)
Valued based on our accounting policy (See Note 2).
(4)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” the Euro Interbank Offered Rate, or EURIBOR or “E,” or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 90-day or 180-day LIBOR rate (1M L, 3M L, or 6M L, respectively), and EURIBOR loans are typically indexed to a 90-day EURIBOR rate (3M E), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(5)
The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (See Note 5).
(6)
Non-income producing securities.
(7)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(8)
Non-U.S. company or principal place of business outside the United States.
(9)
Investment is held through our Taxable Subsidiary (See Note 1).
(10)
Par / Shares amount is denominated in British Pounds (£) as denoted.

EXHIBIT 99.2

(11)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2021, qualifying assets represent 87% of the Company’s total assets and non-qualifying assets represent 12% of the Company’s total assets.